Exhibit 99.1

TENDER AND VOTING AGREEMENT

THIS TENDER AND VOTING AGREEMENT (this “Agreement”), dated as of June 7, 2009 (this “Agreement”), among HealthTronics, Inc., a Georgia corporation (“Parent”), and the persons listed on Schedule A hereto (each, a “Stockholder” and collectively, the “Stockholders”).

RECITALS

A. Parent, HT Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Endocare, Inc., a Delaware corporation (the “Company”), propose to enter into an Agreement and Plan of Merger dated as of even date herewith (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the Offer and the Merger in accordance with the terms thereof.

B. Each Stockholder owns the number of Company Shares set forth opposite its name on Schedule A hereto (such Company Shares, together with any other Company Shares acquired by such Stockholder, as record holder thereof, after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Shares” of such Stockholder).

C. As a condition to its willingness to enter into the Merger Agreement, Parent has requested that the Stockholders enter into this Agreement.

AGREEMENT

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Parent, solely as to such Stockholder, as follows:

(a) Authority; Execution and Deliver; Enforceability. The Stockholder has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Stockholder of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder. The Stockholder has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms (subject to the effect of (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to rights of creditors generally and (ii) rules of law and equity governing specific performance, injunctive relief and other equitable remedies). The execution and delivery by the Stockholder of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under any provision of any Contract to which the Stockholder is a party or by which any properties or assets of the Stockholder are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Order or applicable Law applicable to the Stockholder or the properties or assets of the Stockholder, except for any such conflicts, breaches, defaults or other occurrences that, individually or in the aggregate, have not had and would not reasonably be expected to have a material adverse effect on such Stockholder’s ability to perform its obligations hereunder. No notice to, authorization, approval, order, permit or consent of, or registration, declaration or filing with (collectively referred to as “Consent”), any Governmental Authority is required to be obtained or made by or with respect to the Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports under Section 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.

(b) The Subject Shares. The Stockholder is the record and beneficial (as defined in Rule 13d-3 of the Exchange Act) owner of and has good and marketable title to, the Subject Shares, free and clear of any Encumbrances. The Stockholder does not own, of record or beneficially (as defined in Rule 13d-3 of the Exchange Act), any shares of Capital Stock of the Company other than (i) the Subject Shares, (ii) restricted stock units, deferred stock units and stock options issued pursuant to Company Stock Plans, (iii) Capital Stock of the Company held by family trusts, of which the Stockholder is the trustee and/or beneficiary, and (iv) Capital Stock of the Company held by family members that the Stockholder may be deemed to beneficially own. The Stockholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement.

(c) Brokers. No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or similar fee or commission in connection with the Offer, the Merger and the other Transactions based upon arrangements made by or on behalf of the Stockholder.

(d) Merger Agreement. The Stockholder understands and acknowledges that Parent is entering into, and causing Merger Sub to enter into, the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

Section 2. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholders as follows: Parent has all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent. Parent has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms (subject to the effect of (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to rights of creditors generally and (ii) rules of law and equity governing specific performance, injunctive relief and other equitable remedies). The execution and delivery by Parent of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under any provision of any Contract to which Parent is a party or by which any properties or assets of Parent are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Order or applicable Law applicable to Parent or the properties or assets of Parent, except for any such conflicts, breaches, defaults or other occurrences that, individually or in the aggregate, have not had and would not reasonably be expected to have a material adverse effect on Parent’s ability to perform its obligations hereunder. No Consent of any Governmental Authority is required to be obtained or made by or with respect to Parent in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports by Parent under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.

Section 3. Agreement to Tender and Vote; Other Covenants of the Stockholders. Each Stockholder covenants and agrees with Parent, solely as to such Stockholder, as follows:

(a) Agreement to Tender. The Stockholder shall accept the Offer with respect to all the Subject Shares of the Stockholder and tender all the Subject Shares of the Stockholder pursuant to the Offer as promptly as practicable after the commencement of the Offer, but in any event not later than the 10th Business Day after the commencement of the Offer. The Stockholder shall not withdraw any Subject Shares tendered pursuant to the Offer unless the Offer shall have been terminated in accordance with the terms of the Merger Agreement.

(b) Agreement to Vote. To the extent that any Subject Shares are not purchased in the Offer:

(1) In Favor of Merger. At any meeting of the stockholders of the Company called to seek the Company Stockholder Approval or at any postponement or adjournment thereof or in any other circumstances upon which a vote, consent or other approval with respect to the Merger Agreement, any Ancillary Agreement, the Offer, the Merger, or any other Transaction is sought, the Stockholder (i) shall, if a meeting is held, appear at such meeting or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum and (ii) shall vote (or cause to be voted) the Subject Shares in favor of granting the Company Stockholder Approval.

(2) Against Other Transactions. At any meeting of stockholders of the Company or at any postponement or adjournment thereof or in any other circumstances upon which the Stockholder’s vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, (ii) any Acquisition Proposal and/or (iii) any amendment of the Company’s certificate of incorporation or the Company’s bylaws or other proposal or transaction involving the Company or any Company Subsidiary, which amendment or other proposal or transaction could in any manner impede, frustrate, prevent or nullify any provision of the Merger Agreement, any Ancillary Agreement, the Offer, the Merger, or any other Transaction or change in any manner the voting rights of any class of Company Capital Stock. The Stockholder shall not take or commit or agree to take any action inconsistent with the foregoing.

(3) Revoke Other Proxies. The Stockholder represents that any proxies heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies are hereby revoked.

(4) IRREVOCABLE PROXY. The Stockholder hereby irrevocably grants to, and appoints, Parent, and any individual designated in writing by Parent, and each of them individually, as the Stockholder’s proxy and attorney-in-fact (with full power of substitution and resubstitution), for and in the name, place and stead of the Stockholder, to vote the Subject Shares, or grant a consent or approval in respect of the Subject Shares in a manner consistent with this Section 3(b). The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms that the proxy and attorney-in-fact may lawfully do or cause to be done the matters set forth in this irrevocable proxy. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL. The irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement. Upon delivery of written request to do so by Parent, each such Stockholder shall as promptly as practicable execute and deliver to Parent a separate written instrument or proxy that embodies the terms of the irrevocable proxy set forth in this Section 3(b).

(c) No Transfer. Other than pursuant to the Offer and the Merger, the Stockholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any Person other than pursuant to the Offer and the Merger, (ii) enter into any voting arrangement, whether by proxy, voting agreement, voting trust or otherwise (including pursuant to any loan of Subject Shares), with respect to any Subject Shares, (iii) take any action that would make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect, or have the effect of preventing or disabling the Stockholder from performing its obligations hereunder in any material respect, or (iv) commit or agree to take any of the foregoing actions.

(d) Public Statement. The Stockholder shall not issue any press release or make any other public statement with respect to the Merger Agreement, any Ancillary Agreement, the Offer or the Merger or any other Transaction without the prior written consent of Parent and the Company, except as may be required by applicable Law.

(e) Waiver of Appraisal Rights. The Stockholder hereby waives, and agrees not to exercise or assert, any appraisal rights under Section 262 of the DGCL in connection with the Merger.

Section 4. Termination. This Agreement shall automatically terminate upon the earliest of (a) the Effective Time or (b) the termination of the Merger Agreement in accordance with its terms. Upon termination of this Agreement, (i) all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party shall have any claim against another (and no Person shall have any rights against such party), whether under contract, tort or otherwise, and (ii) the Stockholders shall be permitted to withdraw, and shall be deemed to have validly and timely withdrawn, their Subject Shares pursuant to the Offer.

Section 5. Additional Matters. Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

Section 6. General Provisions.

(a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 10.5 of the Merger Agreement and to each Stockholder at its address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

(c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

(d) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

(e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective against Parent when one or more counterparts have been signed by Parent and delivered to the Stockholders. This Agreement shall become effective against each Stockholder when one or more counterparts have been executed by such Stockholder and delivered to Parent. Each party need not sign the same counterpart.

(f) Entire Agreement; No Third-Party Beneficiaries. This Agreement (i) constitutes the entire agreement and supersedes all prior agreements, understandings and representations, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

(g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws principles of such State.

(h) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by Parent without the prior written consent of the Stockholders or by any Stockholder without the prior written consent of Parent, and any purported assignment without such consent shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

(i) Enforcement; Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal court located in the State of Delaware or in any Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware in the event any dispute arises out of this Agreement or any Transaction, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action arising out of this Agreement in any other court, and (d) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION ARISING OUT OF THIS AGREEMENT.

(j) Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, but subject to the limitations set forth in the Merger Agreement, nothing in this Agreement shall limit or restrict any Stockholder from acting in his capacity as a director or officer of the Company (it being understood that this Agreement shall apply to each Stockholder solely in such Stockholder’s capacity as a stockholder of the Company).

(k) Stockholder Obligations Several and not Joint. The obligations of the Stockholders hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

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IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

HEALTHTRONICS, INC.

By:	/s/ James S. B. Whittenburg
Name:	James S. B. Whittenburg
Title:	President and Chief Executive Officer

STOCKHOLDERS:

/s/ John R. Daniels, M.D.
John R. Daniels, M.D.

/s/ David L. Goldsmith
David L. Goldsmith

/s/ Eric S. Kentor
Eric S. Kentor

/s/ Thomas R. Testman
Thomas R. Testman

/s/ Michael R. Rodriguez
Michael R. Rodriguez

/s/ Clint B. Davis
Clint B. Davis

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